UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09038

The Olstein Funds
 (Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
 (Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
 (Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2017

Item 1. Reports to Stockholders.

Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

SEMI-ANNUAL REPORT

DECEMBER 31, 2017

The Olstein Funds

CONTENTS

3	Olstein All Cap Value Fund

27	Olstein Strategic
Opportunities Fund

49	Combined Notes to
Financial Statements

60	Additional Information

OLSTEIN ALL CAP VALUE FUND

4	Letter to Shareholders

11	Expense Example

13	Schedule of Investments

20	Statement of Assets
and Liabilities

22	Statement of Operations

23	Statements of Changes
in Net Assets

24	Financial Highlights

OLSTEIN ALL CAP VALUE FUND

OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the calendar year ended December 31, 2017, Class C shares of the Olstein All Cap Value Fund appreciated 14.29% and Adviser Class shares of the Olstein All Cap Value Fund appreciated 15.39%.  During the same twelve month period the Russell 3000® Value Index appreciated 13.19% and the Russell 3000® Index appreciated 21.13%. For the six-month reporting period ended December 31, 2017, Class C shares of the Olstein All Cap Value Fund appreciated 6.48%, while the Russell 3000® Value Index appreciated 8.51% and the Russell 3000® Index appreciated 11.20%.1

MARKET OUTLOOK

Domestic equity markets extended their rally throughout calendar year 2017 as the U.S. economy continued to grow in what has become the third longest economic expansion in U.S. history.  Continued job growth, a mildly expansionary tax plan and improved business and consumer sentiment, suggest further economic momentum in 2018.  We expect economic growth, increased consumer consumption driven by stable job growth and wage gains, combined with manufacturing growth to continue to improve the prospects for many of our portfolio companies in 2018.

We also anticipate that bouts of nervousness regarding the long duration of the current economic expansion, combined with uncertainty regarding the

[1]
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/17, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 13.29%, 12.60%, and 5.97%, respectively. Per the Fund’s prospectus dated 10/31/17, the expense ratio for the Olstein All Cap Value Fund Class C was 2.27%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

OLSTEIN ALL CAP VALUE FUND

expected impact of the recently passed tax cuts on economic growth and equity prices, to increase market volatility in 2018.  We believe it is important to withstand periods of short-term market volatility by favoring the equities of financially strong companies with stable or growing free cash flow that are not properly valued by the market, and are run by managements that have a demonstrated history of deploying cash to the benefit of shareholders.  We also believe it is important, as value investors, to take advantage of market conditions and downward price movements to buy such companies at advantageous prices.  We believe that market volatility is our friend because volatility often creates market price deviations in individual stocks which may not be related to company valuations based on long-term business fundamentals (our valuations are based on a company’s normalized ability to generate and/or grow free cash flow).  We tend to sell portfolio holdings when individual company stock prices approach our intrinsic values during periods of upside volatility and seek to reemploy the cash when favorable fundamental valuation discounts occur during periods of downside volatility.  By paying careful attention to only holding stocks at market prices which represent discounts to our assessment of intrinsic value is the methodology we employ in our attempts to mitigate the effects of short-term market declines.

OUR STRATEGY

The Fund’s current portfolio consists of companies that we believe have sustainable competitive advantages, discernible balance sheet strength, management teams that emphasize decisions based on cost of capital calculations and deploy free cash flow to create shareholder value.  We remain focused on individual companies, their operations and prospects for maintaining or growing sustainable free cash flow.  From our perspective (as long-term value investors) we believe that companies generating growing sustainable free cash flow are well positioned to compete more profitably during both favorable and turbulent economic environments.  We continue to seek and invest in companies that we believe have an ability to not only deliver long-term value to their shareholders, but are also selling, according to our calculations, at market prices that are not fully recognizing that value.  We seek to buy such companies at a significant discount to our determination of their intrinsic value.  We believe that paying the right price is the key determinant of future returns (price, price, price).  If you pay the wrong price for a great company, you may have a poor investment.  In conclusion, we believe that the key ingredient to taking advantage of profiting from upside and downside volatility is to assess a company’s value based on business fundamentals via an exhaustive analysis of company financial statements.  In addition, patience is usually required to wait out temporary market hysteria and/or short-term

OLSTEIN ALL CAP VALUE FUND

company business disappointments, which can create the long-term valuation discounts.  We will as always scan for opportunities during market dips which often create buying opportunities to either strategically add to existing positions in the Fund’s portfolio, or initiate positions in companies where current market prices are out of sync with our assessment of long-term business fundamentals.  In addition, we also seek to reduce or sell positions during periods of upside volatility to keep our portfolio liquid and provide some protection against downside risk as valuation discounts shrink or disappear.

PORTFOLIO REVIEW

At December 31, 2017, the Olstein All Cap Value Fund portfolio consisted of 97 holdings with an average weighted market capitalization of $114.73 billion.  During the six-month reporting period, the Fund initiated positions in twelve companies and strategically added to positions in nine companies.  Over the same time period, the Fund eliminated its holdings in thirteen companies and strategically decreased its holdings in another ten companies.

Positions initiated during the reporting period include: Chevron Corporation, Delphi Technologies, DowDuPont Inc., Dunkin Brands Group, Eastman Chemical Company, Eaton Corporation, Henry Schein Inc., Kimberly-Clark Corporation, Omnicom Group Inc., Walgreens Boots Alliance Inc., Wells Fargo & Company, and Willis Towers Watson.

Positions eliminated during the past six months include: Bed Bath & Beyond Inc., Big Lots Inc., Convergys Corporation, General Electric Company, Hill-Rom Holdings Inc., IPG Photonics, Mattel Inc., Scripps Networks Interactive, VF Corporation, VWR Corp., Walt Disney Company, Winnebago Industries, and Zoetis Inc.  The Fund sold its holdings in Big Lots, General Electric, Hill-Rom Holdings, IPG Photonics, VF Corporation, Walt Disney, Winnebago Industries and Zoetis during the reporting period as the stock price of each of these companies reached our value.  The Fund liquidated its position in Convergys, a company that provides, among other services, agent assisted call center services.  Continued concentration of the company’s customer base resulted in volatile profit streams which, in our opinion, lowered its intrinsic value.

The Fund liquidated its position in Scripps Networks Interactive immediately following the announcement of its acquisition by Discovery Communications on July 31, 2017.  The Fund sold Scripps Network Interactive at an average price of approximately $84.84 per share which represented a 24.20% increase over the $68.31 per share price one-month earlier and an approximately 35% premium to its average cost  Similarly, the Fund liquidated its holdings in VWR Corp following the announcement of its acquisition by Avantor.  The Fund liquidated its holdings in VWR at an

OLSTEIN ALL CAP VALUE FUND

average price of $33.17 per share, which closely matches the agreed acquisition price of $33.25 per share and represented an approximately 30% premium to our original purchase price.

Our Leaders

The holdings which contributed positively to performance for the six-month reporting period include: Winnebago Industries, Inc., Caterpillar Inc., Intel Corporation, Texas Instruments Incorporated and ServiceMaster Global Holdings, Inc.  At the close of the reporting period on December 31, 2017, the Fund continued to hold Caterpillar, Intel, Texas Instruments and ServiceMaster Global in its portfolio.  During the reporting period the Fund liquidated its holdings in Winnebago Industries as the price of the company’s stock reached our valuation, and final sales were made at an approximately 70% premium over our original purchase price.

Our Laggards

Laggards during the six-month reporting period include: Newell Brands, Mattel, Inc., Bed Bath & Beyond Inc., SeaWorld Entertainment, Inc., and Discovery Communications.  At the close of the reporting period, the Fund continued to hold Newell Brands, Discovery Communications and SeaWorld Entertainment.  During the reporting period, the Fund liquidated its holdings in Bed Bath & Beyond and Mattel.  Despite having a strong retail concept and management team, and solid free cash flow, we questioned the durability of Bed Bath & Beyond’s business model in light of online competition and decided to sell the Fund’s position in the company.  The Fund’s holding in Mattel was liquidated when we determined that the company’s turnaround strategy would take longer than our original thesis anticipated.

FINAL THOUGHTS

Bouts of market volatility are an unsettling, but normal, feature of long-term investing.  During such times our investment principles do not change – we believe that analysis of specific companies, their potential, prospects and values based on business fundamentals, and not overall market sentiment, are the keys to making decisions that increase the chance for successful investment outcomes.  Since effectively timing the market’s ups and downs is nearly impossible, we intend to stay focused on the long-term by identifying opportunities for meaningful capital appreciation presented by individual companies which are selling at significant discounts to our calculation of long-term intrinsic value due to short-term issues, which we believe are clouding long-term valuations.  As always, we intend to exploit market drops to strategically add to existing positions in the portfolio or to initiate posi-

OLSTEIN ALL CAP VALUE FUND

tions in companies that possess our essential value characteristics.  We also reduce holdings or sell during periods of upside volatility when discounts no longer provide the risk/reward ratio that we require to help protect against future declines.

We value your trust and remind you that our money is invested alongside yours as we work hard to accomplish the Fund’s primary objective of long-term capital appreciation. We look forward to writing to you again at the close of our fiscal year.

Sincerely,

Robert A. Olstein	Eric Heyman
Chairman and Chief Investment Officer	Co-Portfolio Manager

OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995 (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions—see important disclosures below):

Value of Shares Owned,
If Initial Investment
Date	was $10,000
9/21/95	$10,000
9/30/95	10,010
12/31/95	10,261
3/31/96	10,882
6/30/96	11,462
9/30/96	11,713
12/31/96	12,760
3/31/97	13,327
6/30/97	14,602
9/30/97	17,250
12/31/97	17,205
3/31/98	19,851
6/30/98	18,468
9/30/98	15,499
12/31/98	19,788
3/31/99	20,717
6/30/99	25,365
9/30/99	23,675
12/31/99	26,692
3/31/00	28,170
6/30/00	28,899
9/30/00	30,596
12/31/00	30,142
3/31/01	30,207
6/30/01	36,192
9/30/01	28,213
12/31/01	35,340
3/31/02	38,259
6/30/02	33,797
9/30/02	25,870
12/31/02	28,528
3/31/03	26,226
6/30/03	31,448
9/30/03	33,797
12/31/03	38,853
3/31/04	40,870
6/30/04	41,297
9/30/04	39,043
12/31/04	43,146
3/31/05	42,640
6/30/05	42,302
9/30/05	43,749
12/31/05	44,350
3/31/06	46,566
6/30/06	44,241
9/30/06	46,836
12/31/06	$50,755
3/31/07	51,863
6/30/07	55,536
9/30/07	53,029
12/31/07	49,012
3/31/08	42,447
6/30/08	40,189
9/30/08	38,452
12/31/08	27,545
3/31/09	24,767
6/30/09	30,102
9/30/09	35,648
12/31/09	37,741
3/31/10	40,392
6/30/10	35,788
9/30/10	39,695
12/31/10	43,845
3/31/11	45,276
6/30/11	45,310
9/30/11	37,497
12/31/11	41,962
3/31/12	48,519
6/30/12	45,555
9/30/12	47,159
12/31/12	48,380
3/31/13	54,275
6/30/13	56,786
9/30/13	60,379
12/31/13	65,995
3/31/14	66,867
6/30/14	69,134
9/30/14	69,413
12/31/14	75,913
3/31/15	77,290
6/30/15	75,525
9/30/15	66,631
12/31/15	68,694
3/31/16	70,220
6/30/16	68,859
9/30/16	73,312
12/31/16	76,612
3/31/17	80,372
6/30/17	82,232
9/30/17	82,438
12/31/17	87,561

Details:
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/17, assuming reinvest-

OLSTEIN ALL CAP VALUE FUND

ment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 13.29%, 12.60%, and 5.97%, respectively. Per the Fund’s prospectus dated 10/31/17, the expense ratio for the Olstein All Cap Value Fund Class C was 2.27%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

The above represents opinion, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of Fund holdings as of 12/31/17 is contained in this report, and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting the Olstein Funds’ website at www.olsteinfunds.com.

The Olstein Funds follow a value-oriented investment approach. However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated. Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price. There is no assurance that the Fund will achieve its investment objective.

The Russell 3000® Index is an unmanaged index that seeks to represent the broad U.S. equity universe accounting for approximately 98% of the U.S. market capitalization. The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive and unbiased barometer of the broad value market. Past performance does not guarantee future results. Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the index represents. Such costs would lower performance. Investors cannot invest directly in either index.

Not FDIC insured – Not bank-guaranteed – May lose value

Distributed by Olstein Capital Management, L.P. – Member FINRA

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Expense Example as of December 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges on redemptions, if any (Class C only); and (2) ongoing costs, including management fees, distribution fees (12b-1) (Class C only), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 – December 31, 2017.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN ALL CAP VALUE FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

All Cap Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/17	12/31/17	7/1/17 – 12/31/17
Actual
Class C	$1,000.00	$1,064.80	$11.71
Adviser Class	$1,000.00	$1,070.10	$6.52

Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,013.86	$11.42
Adviser Class	$1,000.00	$1,018.90	$6.36

*
Expenses are equal to the Fund’s annualized expense ratio of 2.25% and 1.25% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
December 31, 2017 (Unaudited)

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Schedule of Investments as of December 31, 2017 (Unaudited)

COMMON STOCKS – 93.0%
ADVERTISING AGENCIES – 1.1%	Shares	Value
Omnicom Group Inc.	102,300	$7,450,509

AEROSPACE & DEFENSE – 1.1%
United Technologies Corporation	58,500	7,462,845

AIR DELIVERY & FREIGHT SERVICES – 2.1%
FedEx Corp.	27,000	6,737,580
United Parcel Service, Inc. – Class B	66,000	7,863,900
		14,601,480
AIRLINES – 3.3%
Delta Air Lines, Inc.	155,000	8,680,000
JetBlue Airways Corporation (a)	326,000	7,282,840
Spirit Airlines, Inc. (a)	156,500	7,019,025
		22,981,865
AUTO COMPONENTS – 2.3%
Aptiv PLC (b)	49,500	4,199,085
BorgWarner, Inc.	72,000	3,678,480
Delphi Technologies PLC (a)(b)	16,500	865,755
The Goodyear Tire & Rubber Company	237,000	7,657,470
		16,400,790
AUTO MANUFACTURERS – 0.8%
General Motors Company	134,000	5,492,660

BEVERAGES – 0.5%
PepsiCo, Inc.	30,000	3,597,600

BIOTECHNOLOGY – 0.5%
Charles River Laboratories International, Inc. (a)	29,400	3,217,830

CHEMICALS – 1.0%
DowDuPont Inc.	50,000	3,561,000
Eastman Chemical Company	38,000	3,520,320
		7,081,320

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 93.0% – continued
COMMERCIAL BANKS – 5.8%	Shares	Value
The Bank of New York Mellon Corporation	125,000	$6,732,500
BB&T Corporation	105,000	5,220,600
Citizens Financial Group Inc.	167,900	7,048,442
Fifth Third Bancorp	172,000	5,218,480
Prosperity Bancshares, Inc.	93,000	6,516,510
U.S. Bancorp	113,500	6,081,330
Wells Fargo & Company	62,000	3,761,540
		40,579,402
COMMERCIAL SERVICES – 1.2%
Moody’s Corporation	31,763	4,688,536
S&P Global Inc.	20,550	3,481,170
		8,169,706
COMMUNICATIONS EQUIPMENT – 1.5%
Cisco Systems, Inc.	281,000	10,762,300

COMPUTERS – 6.8%
Apple Inc.	113,000	19,122,990
Conduent Inc. (a)	472,000	7,627,520
International Business Machines Corporation (IBM)	57,000	8,744,940
Western Digital Corporation	150,000	11,929,500
		47,424,950
CONSUMER FINANCE – 2.5%
American Express Company	48,000	4,766,880
MasterCard, Inc. – Class A	33,000	4,994,880
Visa Inc. – Class A	67,000	7,639,340
		17,401,100
CONSUMER SERVICES – 0.3%
ServiceMaster Global Holdings Inc. (a)	47,593	2,440,093

CONTAINERS & PACKAGING – 1.7%
Owens-Illinois, Inc. (a)	255,000	5,653,350
WestRock Company	94,499	5,973,282
		11,626,632
DIVERSIFIED FINANCIAL SERVICES – 3.8%
Franklin Resources, Inc.	79,700	3,453,401

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 93.0% – continued
DIVERSIFIED FINANCIAL SERVICES – 3.8% – continued	Shares	Value
Invesco Ltd. (b)	276,800	$10,114,272
Janus Henderson Group PLC (b)	103,100	3,944,606
Legg Mason, Inc.	221,000	9,277,580
		26,789,859
E-COMMERCE – 1.1%
eBay Inc. (a)	210,000	7,925,400

ELECTRICAL EQUIPMENT – 0.8%
Eaton Corporation PLC (b)	70,000	5,530,700

ELECTRONICS – 1.7%
Keysight Technologies, Inc. (a)	183,400	7,629,440
Sensata Technologies Holding N.V. (a)(b)	82,500	4,216,575
		11,846,015
ENERGY – 0.9%
Chevron Corporation	18,000	2,253,420
Exxon Mobil Corporation	48,000	4,014,720
		6,268,140
FOOD & DRUG RETAILERS – 2.9%
CVS Health Corporation	136,500	9,896,250
Walgreens Boots Alliance, Inc.	144,000	10,457,280
		20,353,530
FOOD PRODUCTS – 1.9%
Hormel Foods Corporation	167,000	6,077,130
The JM Smucker Company	58,000	7,205,920
		13,283,050
HEALTH CARE EQUIPMENT & SUPPLIES – 7.3%
Baxter International Inc.	54,000	3,490,560
Becton, Dickinson and Company	27,000	5,779,620
Danaher Corporation	54,000	5,012,280
Hologic, Inc. (a)	147,700	6,314,175
Intuitive Surgical, Inc. (a)	8,000	2,919,520
Medtronic, PLC (b)	117,000	9,447,750
Patterson Companies Inc.	192,978	6,972,295

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 93.0% – continued
HEALTH CARE EQUIPMENT & SUPPLIES – 7.3% – continued	Shares	Value
Zimmer Biomet Holdings, Inc.	93,000	$11,222,310
		51,158,510
HEALTH CARE PROVIDERS & SERVICES – 2.6%
Henry Schein, Inc. (a)	68,160	4,763,021
UnitedHealth Group Incorporated	23,000	5,070,580
Universal Health Services, Inc. – Class B	75,000	8,501,250
		18,334,851
HOTELS & LEISURE – 1.4%
SeaWorld Entertainment Inc. (a)	706,700	9,589,919

HOUSEHOLD DURABLES – 2.4%
Newell Brands, Inc.	242,000	7,477,800
Snap-on Incorporated	52,000	9,063,600
		16,541,400
HOUSEHOLD PRODUCTS – 2.0%
Coty, Inc. – Class A	353,000	7,021,170
Kimberly-Clark Corporation	30,000	3,619,800
The Procter & Gamble Company	37,000	3,399,560
		14,040,530
INDUSTRIAL EQUIPMENT WHOLESALE – 1.3%
WESCO International, Inc. (a)	131,630	8,970,585

INSURANCE – 4.0%
Aon PLC (b)	53,000	7,102,000
Marsh & McLennan Companies, Inc.	44,800	3,646,272
Prudential Financial, Inc.	58,000	6,668,840
The Travelers Companies, Inc.	41,000	5,561,240
Willis Towers Watson PLC (b)	36,000	5,424,840
		28,403,192
INTERNET SOFTWARE & SERVICES – 3.1%
Alphabet Inc. – Class C (a)	21,000	21,974,400

MACHINERY – 1.5%
AGCO Corporation	35,000	2,500,050
Caterpillar Inc.	22,000	3,466,760

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 93.0% – continued
MACHINERY – 1.5% – continued	Shares	Value
Regal Beloit Corporation	61,900	$4,741,540
		10,708,350
MATERIALS – 0.7%
Axalta Coating Systems Ltd. (a)(b)	156,600	5,067,576

MEDIA – 5.5%
Comcast Corporation – Class A	190,000	7,609,500
Discovery Communications, Inc. – Class C (a)	610,000	12,913,700
Twenty-First Century Fox, Inc. – Class B	260,000	8,871,200
Viacom Inc. – Class B	288,935	8,902,087
		38,296,487
OFFICE ELECTRONICS – 1.2%
Zebra Technologies Corporation – Class A (a)	81,250	8,433,750

PHARMACEUTICALS – 0.6%
Thermo Fisher Scientific, Inc.	23,000	4,367,240

RECREATIONAL VEHICLES – 0.6%
Harley-Davidson, Inc.	88,000	4,477,440

RESTAURANTS – 0.6%
Dunkin’ Brands Group Inc.	68,000	4,383,960

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 3.4%
Intel Corporation	386,000	17,817,760
Texas Instruments Incorporated	57,500	6,005,300
		23,823,060
SOFTWARE – 3.4%
Microsoft Corporation	100,000	8,554,000
Oracle Corporation	327,000	15,460,560
		24,014,560
SPECIALTY RETAIL – 0.8%
Lowe’s Companies, Inc.	57,000	5,297,580

TELECOMMUNICATIONS – 0.5%
Corning Incorporated	110,700	3,541,293

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 93.0% – continued
TEXTILES, APPAREL & LUXURY GOODS – 2.2%	Shares	Value
NIKE, Inc. – Class B	61,000	$3,815,550
Skechers U.S.A., Inc. – Class A (a)	189,178	7,158,496
Tapestry, Inc.	98,000	4,334,540
		15,308,586
TRANSPORTATION EQUIPMENT – 0.9%
The Greenbrier Companies, Inc.	119,500	6,369,350

WASTE MANAGEMENT – 1.4%
Stericycle, Inc. (a)	145,100	9,865,349
TOTAL COMMON STOCKS (Cost $562,169,244)		651,655,744

SHORT-TERM INVESTMENT – 7.1%
MONEY MARKET MUTUAL FUND – 7.1%
Morgan Stanley Institutional Liquidity Fund – Government Portfolio –
Institutional Class, 1.20% (c)	49,720,393	49,720,393
TOTAL SHORT-TERM INVESTMENT (Cost $49,720,393)		49,720,393

TOTAL INVESTMENTS – 100.1%
(Cost $611,889,637)		701,376,137
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(668,636)
TOTAL NET ASSETS – 100.0%		$700,707,501

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

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Olstein All Cap Value Fund
Statement of Assets and Liabilities as of December 31, 2017 (Unaudited)

Assets:
Investments, at value (at cost $611,889,637)	$701,376,137
Receivable for securities sold	2,579,722
Receivable for capital shares sold	196,370
Dividends and interest receivable	673,918
Other assets	50,401
Total Assets	704,876,548

Liabilities:
Payable for securities purchased	1,705,261
Payable for capital shares redeemed	543,623
Payable to Investment Manager (See Note 5)	594,369
Distribution expense payable	989,999
Payable for custody fees	10,688
Payable for reports to shareholders	27,716
Payable for professional fees	40,875
Payable for trustees’ fees and expenses	51,130
Payable for administration fees	74,810
Payable for transfer agent fees and expenses	90,612
Accrued expenses and other liabilities	39,964
Total Liabilities	4,169,047
Net Assets	$700,707,501

Net Assets Consist of:
Capital stock	$594,935,521
Accumulated net investment loss	(3,452,589)
Accumulated net realized gain on investments sold	19,738,069
Net unrealized appreciation on investments	89,486,500
Total Net Assets	$700,707,501

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net Assets	$488,222,002
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	24,460,266
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$19.96

ADVISER CLASS:
Net Assets	$212,485,499
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	8,594,931
Net asset value, offering and redemption price per share	$24.72

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statement of Operations

For the Six Months Ended
December 31, 2017
(Unaudited)
Investment Income:
Dividend income	$5,056,622
Interest income	221,716
Total investment income	5,278,338

Expenses:
Investment management fee (See Note 5)	3,451,227
Distribution expense – Class C (See Note 6)	2,441,139
Transfer agent fees and expenses	247,546
Administration fee	219,115
Trustees’ fees and expenses	101,968
Professional fees	96,204
Accounting costs	61,915
Federal and state registration	37,226
Custody fees	31,800
Reports to shareholders	20,018
Other	32,252
Total expenses	6,740,410
Net investment loss	(1,462,072)

Realized and Unrealized Gain on Investments:
Realized gain on investments	29,682,201
Change in unrealized appreciation/depreciation on investments	15,995,469
Net realized and unrealized gain on investments	45,677,670
Net Increase in Net Assets Resulting from Operations	$44,215,598

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the
Six Months Ended		For the
December 31, 2017		Year Ended
	(Unaudited)	June 30, 2017
Operations:
Net investment loss	$(1,462,072)	$(3,136,004)
Net realized gain on investments	29,682,201	43,385,965
Change in unrealized appreciation/depreciation on investments	15,995,469	79,610,675
Net increase in net assets resulting from operations	44,215,598	119,860,636

Distributions to Class C Shareholders
from Net Realized Gains	(28,329,879)	(1,085,704)
Distributions to Adviser Class Shareholders
from Net Realized Gains	(10,050,700)	(329,711)
Total distributions to shareholders	(38,380,579)	(1,415,415)

Net increase (decrease) in net assets resulting from
Fund share transactions (See Note 7)	2,470,188	(56,480,184)

Total Increase in Net Assets	8,305,207	61,965,037

Net Assets:
Beginning of period	692,402,294	630,437,257
End of period	$700,707,501	$692,402,294
Accumulated net investment loss	$(3,452,589)	$(1,990,517)

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Class C

	For the
	Six Months		For the	For the	For the	For the	For the
	Ended		Year	Year	Year	Year	Year
	Dec. 31,		Ended	Ended	Ended	Ended	Ended
	2017		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2017	2016	2015	2014	2013
Net Asset Value –
Beginning of Period	$19.90		$16.70	$21.40	$19.82	$16.28	$13.06
Investment Operations:
Net investment loss(1)	(0.07)		(0.14)	(0.07)	(0.16)	(0.15)	(0.10)
Net realized and unrealized
gain (loss) on investments	1.34		3.38	(1.74)	1.99	3.69	3.32
Total from investment operations	1.27		3.24	(1.81)	1.83	3.54	3.22
Distributions from net
realized gain on investments	(1.21)		(0.04)	(2.89)	(0.25)	—	—
Net Asset Value –
End of Period	$19.96		$19.90	$16.70	$21.40	$19.82	$16.28
Total Return++	6.48	%*	19.42%	(8.83)%	9.24%	21.74%	24.66%
Ratios (to average net assets)/
Supplemental Data:
Expenses	2.25	%**	2.25%	2.25%	2.26%	2.27%	2.30%
Net investment loss	(0.72	)%**	(0.74)%	(0.40)%	(0.78)%	(0.84)%	(0.67)%
Portfolio turnover rate(2)	25.29	%*	55.51%	51.13%	57.57%	51.49%	44.43%
Net assets at end of
period (000 omitted)	$488,222		$493,526	$463,972	$618,561	$587,383	$522,348

++	Total Returns do not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the
	Six Months		For the	For the	For the	For the		For the
	Ended		Year	Year	Year	Year		Year
	Dec. 31,		Ended	Ended	Ended	Ended		Ended
	2017		June 30,	June 30,	June 30,	June 30,		June 30,
	(Unaudited)		2017	2016	2015	2014		2013
Net Asset Value –
Beginning of Period	$24.25		$20.15	$24.94	$22.83	$18.59		$14.80
Investment Operations:
Net investment income(1)	0.03		0.06	0.13	0.05	0.02		0.01
Net realized and unrealized
gain (loss) on investments	1.65		4.08	(2.03)	2.31	4.22		3.78
Total from investment operations	1.68		4.14	(1.90)	2.36	4.24		3.79
Distributions from net
realized gain on investments	(1.21)		(0.04)	(2.89)	(0.25)	—		—
Net Asset Value –
End of Period	$24.72		$24.25	$20.15	$24.94	$22.83		$18.59
Total Return	7.01	%*	20.56%	(7.87)%	10.35%	22.81%		25.61%
Ratios (to average net assets)/
Supplemental Data:
Expenses	1.25	%**	1.25%	1.25%	1.26%	1.34	%(2)	1.55%
Net investment income	0.28	%**	0.26%	0.60%	0.22%	0.09%		0.08%
Portfolio turnover rate(3)	25.29	%*	55.51%	51.13%	57.57%	51.49%		44.43%
Net assets at end of
period (000 omitted)	$212,486		$198,876	$166,465	$151,841	$98,768		$70,294

*	Not annualized.
**	Annualized.
(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	The Board voted to eliminate the 12b-1 Plan for the Adviser Class effective October 31, 2013 and the 0.25% 12b-1 fee was discontinued.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

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OLSTEIN STRATEGIC
OPPORTUNITIES FUND

28	Letter to Shareholders

35	Expense Example

38	Schedule of Investments

42	Statement of Assets
and Liabilities

44	Statement of Operations

45	Statements of Changes
in Net Assets

46	Financial Highlights

OLSTEIN STRATEGIC OPPORTUNITIES FUND

OLSTEIN STRATEGIC
OPPORTUNITIES FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the calendar year ended December 31, 2017, load-waived Class A shares of the Olstein Strategic Opportunities Fund appreciated 5.88%, and Adviser Class shares of the Fund appreciated 6.22%.  During the same twelve month period the Russell 2500® Value Index appreciated 10.36% and the Russell 2500® Index appreciated 16.81%.  For the six-month reporting period ended December 31, 2017, load-waived Class A shares of the Olstein Strategic Opportunities Fund appreciated 3.43%, and Adviser Class shares of the Fund appreciated 3.59%, while the Russell 2500® Value Index appreciated 8.25% and the Russell 2500® Index appreciated 10.23%.1

MARKET OUTLOOK

Domestic equity markets extended their rally throughout calendar year 2017 as the U.S. economy continued to grow in what has become the third longest economic expansion in U.S. history.  Continued job growth, a mildly expansionary tax plan and improved business and consumer sentiment, suggest further economic progress in 2018, which bodes well for equity markets.  In 2018, we expect continued economic growth, increased consumer consumption driven by stable job growth and wage gains, combined with lower corporate tax rates to continue to improve the prospects for many of the small- to mid-sized companies in the Fund’s portfolio.

[1]
The performance data quoted represents past performance and does not guarantee future results. The Olstein Strategic Opportunities Fund Class A return as of 12/31/17 for the one-year, five-year, and ten year periods, assuming deduction of the maximum Class A sales charge of 5.50%, was 0.06%, 10.57% and 8.14%, respectively. Per the Fund’s 10/31/17 prospectus, the gross expense ratio for the Class A share was 1.62%, and the net expense ratio was 1.61% after contractual expense waiver and/or reimbursement. The contractual expense waiver shall remain in effect until at least October 28, 2018. Expense ratios for other share classes will vary. Performance for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please visit our website at www.olsteinfunds.com.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

We also anticipate that bouts of nervousness regarding the long duration of the current economic expansion, combined with the impact of expected increases in interest rates in 2018, to increase market volatility in 2018, particularly regarding the equities of smaller capitalization companies.  We believe it is important to withstand periods of short-term market volatility by favoring the equities of financially strong companies with stable or growing free cash flow that are not properly valued by the market and are run by managements that have a demonstrated history of deploying cash to the benefit of shareholders.  We also believe it is important, as value investors, to take advantage of market conditions and downward price movements to buy such companies at material discounts despite the market negativity surrounding such purchases.  Pessimism tends to produce the discounts we require.

OUR STRATEGY

We believe it is important to withstand unfavorable market conditions, specific events and shifts in investor sentiment, by favoring the equities of financially strong companies with stable or growing free cash flow that are run by managements that have a demonstrated history of deploying cash to the benefit of shareholders.  In keeping with this key tenet of our investment approach, we continue to focus on company-specific factors and fundamentals.  We will also continue our pursuit of value in today’s market, guided by a company’s ability to generate sustainable future free cash flow and securities prices that allow us to buy good companies at what we believe are very advantageous prices.

The Fund’s current portfolio consists of companies that we believe have a sustainable competitive advantage, discernible balance sheet strength, a management team that emphasizes decisions based on cost of capital calculations and deploys free cash flow to create shareholder value.  We remain focused on individual companies, their operations and prospects for maintaining or growing sustainable free cash flow, since as long-term value investors, we recognize that such companies are well positioned to compete profitably in all economic environments.

PORTFOLIO REVIEW

At December 31, 2017, the Olstein Strategic Opportunities Fund portfolio consisted of 38 holdings with an average weighted market capitalization of $5.67 billion.  During the six-month reporting period, the Fund initiated positions in six companies and strategically added to positions in six companies.  Over the same time period, the Fund eliminated its holdings in seventeen companies and strategically decreased its holdings in another four companies.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Positions initiated during the last six months include:  Central Garden & Pet Company, Discovery Communications, Dunkin Brands Group, Kulicke & Soffa Industries, Snyder’s-Lance, and Spartan Motors.

Positions eliminated during the past six months include: Astronics Corp, Bed Bath & Beyond, Big Lots, CECO Environmental, Convergys Corporation, FTD Companies, Harmonic Inc., Hill-Rom Holdings, IPG Photonics Corporation, Mattel Inc., Potbelly Corporation, Scripps Networks Interactive, Snyder’s-Lance Inc., Sykes Enterprises, Vishay Intertechnology Inc., VWR Corp., Winnebago Industries, and Xperi Corporation.

During the six-month reporting period the Fund both initiated and liquidated positions in Mattel Inc. and Snyder’s-Lance Inc.  The Fund initiated a position in Mattel Inc. in August 2017 and steadily built its holdings over the next six weeks.  By the end of October, however, the Fund liquidated its position due to the bankruptcy filing of one of Mattel’s largest distributors, Toys-R-Us, which forced Mattel to renegotiate its debt agreements.

The Fund began buying the stock of Snyder’s-Lance, a snack company, on August 16, 2017 and built a position in the portfolio over the next three months at an average cost of approximately $36.48 per share.  On December 18, 2017, the Campbell Soup Company announced that it would acquire Snyder’s-Lance for $50 per share in an all-cash transaction.  Following the acquisition announcement, the Fund exited its position in Snyder’s-Lance at an average sale price of $49.18 per share (very close to the announced acquisition price), representing an approximately 35% increase over its average cost during a very short, four-month holding period.

In addition to Snyder’s-Lance, two additional holdings were sold following acquisition announcements.  On May 5, 2017, VWR, a provider of product, supply chain, and service solutions to laboratories, announced that it was to be acquired by Avantor, a global supplier of ultra-high-purity materials for the life sciences and advanced technology markets, for $33.25 per share.  The Fund liquidated its holdings in VWR during the reporting period at an average sale price of $33.17 which represented an approximately 23% increase over the Fund’s average cost to acquire the stock.  On July 31, 2017, Discovery Communications announced that it would acquire Scripps Networks Interactive in a cash and stock transaction valued at $90 per share.  The Fund initiated its position in Scripps Networks Interactive on May 9, 2017 and built a position over the next six weeks at an average cost of $68.35 per share. Following the acquisition announcement, the Fund exited its position in Scripps at an average sale price of $86.29, which represented an approximately 26% increase over its average cost during the uncharacteristically short, three-month holding period.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Our Leaders

The top contributors to performance for the six-month reporting period include: Winnebago Industries, Snyders-Lance Inc., ServiceMaster Global Holdings, Discovery Communications and IPG Photonics Corporation.  At the close of the reporting period, the Fund continued to maintain positions in ServiceMaster Global Holdings and Discovery Communications.

During the six-month reporting period, the Fund both initiated and liquidated its position in Snyder’s-Lance Inc. (as previously discussed).  The Fund sold its holdings in IPG Photonics, a position initiated in the portfolio in June 2016.  The Fund exited its position in IPG Photonics from mid-July through mid-September 2017 at an average sale price of $176.15 per share which represented an approximately 103% increase over the Fund’s average cost of $86.64. The Fund also sold its holdings in Winnebago Industries from September through the end of November 2017 at an average sale price of $49.25, which represented an approximately 69% increase over the Fund’s average cost of $29.13 for the company’s stock.

Our Laggards

Laggards during the six-month reporting period include: the FTD Companies Inc., Xperi Corporation, Mattel Inc., Patterson Companies Inc., and CECO Environmental.  At the close of the reporting period, the Fund maintained its position in Patterson Companies Inc.  During the reporting period, the Fund liquidated its positions in the FTD Companies Inc., Xperi Corporation, Mattel Inc., and CECO Environmental.  The Fund liquidated its holdings in both the FTD Companies and CECO Environmental due to growing concerns about the effectiveness of each company’s respective turnaround strategy and their ability to achieve our expectation for free cash flow to justify our valuation.

REVIEW OF STRATEGIC OPPORTUNITIES

In each of our previous letters to shareholders we have included a discussion of the Fund’s activist investments under the heading, “Review of Activist Holdings.”  As the Fund passed its tenth anniversary on November 1, 2016, we decided to broaden our discussion of specific holdings to include a review of all of the Fund’s strategic situations, in addition to activist holdings, that we believe merit attention.  As a reminder, we categorize activist investments as situations where we have identified companies that face unique strategic choices, challenges or problems and where Olstein Capital Management or an outside investor, usually a hedge fund or private equity investor seeks to influence company management to adopt strategic alternatives that we expect to unlock greater shareholder value.  Our broader defini-

OLSTEIN STRATEGIC OPPORTUNITIES FUND

tion of strategic opportunities, in addition to activist investments, will also include situations where companies have adopted specific strategic plans, undergone significant management changes, announced corporate actions that we expect to significantly improve long-term business values or result in increases in returned free cash flow to investors through increased dividends, share buybacks or substantial debt pay downs.

As of December 31, 2017, the Fund was invested in thirty one strategic situations, which represented approximately 82% of the Fund’s equity investments and seven of its top ten holdings.

Strategic holdings as of December 31, 2017, include the Fund’s activist holdings: AGCO Corp., Conduent Inc., Legg Mason, Lifetime Brands, Owens-Illinois, Prestige Brands Holdings, SeaWorld Entertainment, Sensata Technologies, ServiceMaster Global Holdings, and Zimmer Biomet Holdings.

Twelve portfolio companies announced actions during the reporting period that returned free cash flow to investors through share repurchase programs and/or increased dividend payments.  Five companies announced substantial share repurchase programs during the reporting period, including Blue Bird Corp., Dunkin Brands, Kulicke & Soffa Industries, Prosperity Bancshares Inc., and Spirit Airlines.  Five portfolio companies announced increased dividend payments during the reporting period including, Patterson Companies, Prosperity Bancshares, Regal-Beloit Corporation, Wabash National Corporation and WestRock Company.  Three companies announced favorable debt arrangements: Federal Signal announced a significant debt paydown, Regal Beloit undertook a significant debt paydown in 2017 and Zebra Technologies announced a comprehensive debt restructuring that it expects to significantly reduce annual interest payments.

Eight companies in the portfolio have announced senior leadership changes, usually at the Chief Executive Officer, Chief Financial Officer and/or Chief Marketing & Strategy Officer positions that signal to us the pursuit of specific, favorable growth opportunities and/or a focused commitment to enhancing production capabilities while lowering production costs to achieve or maintain higher operating margins.  These companies include: DineEquity Inc., Dunkin Brands, Federal Signal Corp., Kulicke & Soffa Industries, Patterson Companies, Regal-Beloit Corporation, Skechers USA, and ServiceMaster Global Holdings.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

FINAL THOUGHTS

We believe that analysis of specific companies, their potential, prospects and private market value, and not overall market sentiment, are the keys to making decisions that increase the chance for successful investment outcomes.  While bouts of market volatility are unsettling, we must point out that such periods are a normal feature of long-term investing, especially for smaller capitalization companies.  Since effectively timing the market’s ups and downs is nearly impossible, we stay focused on the long-term by identifying opportunities for meaningful capital appreciation presented by individual companies.  As always, we seek to exploit market drops and dips to strategically add to existing positions in the portfolio or initiate positions in companies that not only possess our essential value characteristics, but have dropped to prices that are material discounts to long-term intrinsic values based on our assessment of a company’s future ability to generate and/or grow excess cash flow.

We value your trust and remind you that our money is invested alongside yours as we work hard to accomplish the Fund’s objective of long-term capital appreciation.  We look forward to writing to you again at the close of the fiscal year.

Sincerely,

Eric R. Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman and Chief Investment Officer

The above represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of Fund holdings as of 12/31/17 is contained in this report, and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting the Olstein Funds’ website at www.olsteinfunds.com.

The Olstein Funds follow a value-oriented investment approach. However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value

OLSTEIN STRATEGIC OPPORTUNITIES FUND

or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated. Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. There is no assurance that the Fund will achieve its investment objective.

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information. The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance. These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “SMID” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500® companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500® Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. Past performance does not guarantee future results. Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the Index represents. Such costs would lower performance. An investor cannot invest directly in an index.

Not FDIC-insured / Not bank-guaranteed / May lose value.

Distributed by Olstein Capital Management, L.P.  Member FINRA.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Expense Example as of December 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions (Class C only), if any; and (2) ongoing costs, including management fees, distribution fees (12b-1) (Class A and Class C only), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 – December 31, 2017.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Strategic Opportunities Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/17	12/31/17	7/1/17 – 12/31/17
Actual
Class A	$1,000.00	$1,034.30	$8.20
Class C	$1,000.00	$1,030.50	$12.03
Adviser Class	$1,000.00	$1,035.90	$6.93

Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,017.14	$8.13
Class C	$1,000.00	$1,013.36	$11.93
Adviser Class	$1,000.00	$1,018.40	$6.87

*
Expenses are equal to the Fund’s annualized expense ratio of 1.60%, 2.35% and 1.35% for Class A, Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/365.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Allocation of Portfolio Assets as a percentage of investments
December 31, 2017 (Unaudited)

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Schedule of Investments as of December 31, 2017 (Unaudited)

COMMON STOCKS – 88.9%
AIRLINES – 3.3%	Shares	Value
Spirit Airlines, Inc. (a)	104,000	$4,664,400

AUTO COMPONENTS – 3.1%
Miller Industries, Inc.	66,941	1,727,078
Spartan Motors, Inc.	169,200	2,664,900
		4,391,978
AUTO MANUFACTURERS – 1.3%
Blue Bird Corp. (a)	94,600	1,882,540

BIOTECHNOLOGY – 1.4%
Charles River Laboratories International, Inc. (a)	18,000	1,970,100

COMMERCIAL BANKS – 6.6%
Citizens Financial Group Inc.	113,000	4,743,740
Prosperity Bancshares, Inc.	67,000	4,694,690
		9,438,430
COMPUTERS – 2.8%
Conduent Inc. (a)	245,000	3,959,200

CONSUMER SERVICES – 1.0%
ServiceMaster Global Holdings Inc. (a)	27,700	1,420,179

CONTAINERS & PACKAGING – 5.4%
Owens-Illinois, Inc. (a)	218,000	4,833,060
WestRock Company	46,300	2,926,623
		7,759,683
DIVERSIFIED FINANCIAL SERVICES – 5.9%
Janus Henderson Group PLC (b)	69,000	2,639,940
Legg Mason, Inc.	138,000	5,793,240
		8,433,180
ELECTRONICS – 4.8%
Keysight Technologies, Inc. (a)	115,400	4,800,640
Sensata Technologies Holding N.V. (a)(b)	40,500	2,069,955
		6,870,595

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 88.9% – continued
HEALTH CARE EQUIPMENT & SUPPLIES – 8.1%	Shares	Value
Natus Medical Incorporated (a)	35,800	$1,367,560
Patterson Companies Inc.	128,200	4,631,866
Zimmer Biomet Holdings, Inc.	47,000	5,671,490
		11,670,916
HOTELS & LEISURE – 3.7%
SeaWorld Entertainment Inc. (a)	395,000	5,360,150

HOUSEHOLD DURABLES – 5.3%
Central Garden & Pet Company – Class A (a)	61,000	2,300,310
Helen of Troy Limited (a)(b)	30,000	2,890,500
Lifetime Brands, Inc.	142,350	2,348,775
		7,539,585
INDUSTRIAL EQUIPMENT WHOLESALE – 4.8%
Park-Ohio Holdings Corp.	34,900	1,603,655
WESCO International, Inc. (a)	76,970	5,245,505
		6,849,160
MACHINERY – 4.3%
AGCO Corporation	15,300	1,092,879
Federal Signal Corporation	80,257	1,612,363
Regal Beloit Corporation	45,700	3,500,620
		6,205,862
MATERIALS – 1.6%
Axalta Coating Systems Ltd. (a)(b)	71,199	2,304,000

MEDIA – 2.6%
Discovery Communications, Inc. – Class C (a)	177,000	3,747,090

OFFICE ELECTRONICS – 3.4%
Zebra Technologies Corporation – Class A (a)	46,650	4,842,270

PHARMACEUTICALS – 3.2%
Prestige Brands Holdings, Inc. (a)	103,000	4,574,230

RESTAURANTS – 4.1%
DineEquity, Inc.	82,000	4,159,860
Dunkin’ Brands Group Inc.	27,500	1,772,925
		5,932,785

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 88.9% – continued
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 2.1%	Shares	Value
Kulicke & Soffa Industries, Inc. (a)	125,000	$3,041,875

TEXTILES, APPAREL & LUXURY GOODS – 1.3%
Skechers U.S.A., Inc. – Class A (a)	49,500	1,873,080

TRANSPORTATION EQUIPMENT – 5.1%
The Greenbrier Companies, Inc.	89,250	4,757,025
Wabash National Corporation	116,000	2,517,200
		7,274,225
WASTE MANAGEMENT – 3.7%
Stericycle, Inc. (a)	78,000	5,303,220
TOTAL COMMON STOCKS (Cost $114,758,744)		127,308,733

SHORT-TERM INVESTMENT – 10.4%
MONEY MARKET MUTUAL FUND – 10.4%
Morgan Stanley Institutional Liquidity Fund – Government Portfolio –
Institutional Class, 1.20% (c)	14,920,742	14,920,742
TOTAL SHORT-TERM INVESTMENT (Cost $14,920,742)		14,920,742

TOTAL INVESTMENTS – 99.3%
(Cost $129,679,486)		142,229,475
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		963,359
TOTAL NET ASSETS – 100.0%		$143,192,834

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of December 31, 2017 (Unaudited)

Assets:
Investments, at value (at cost $129,679,486)	$142,229,475
Receivable for securities sold	1,147,369
Receivable for capital shares sold	22,270
Dividends and interest receivable	178,528
Other assets	33,226
Total Assets	143,610,868

Liabilities:
Payable for capital shares redeemed	117,786
Payable to Investment Manager (See Note 5)	130,165
Distribution expense payable	61,883
Payable for transfer agent fees and expenses	37,130
Payable for administration fees	17,214
Payable for professional fees	16,538
Payable for trustees’ fees and expenses	11,578
Payable for reports to shareholders	9,148
Payable for custody fees	3,270
Accrued expenses and other liabilities	13,322
Total Liabilities	418,034
Net Assets	$143,192,834

Net Assets Consist of:
Capital stock	$140,800,555
Accumulated net investment loss	(849,864)
Accumulated net realized loss on investments sold	(9,307,846)
Net unrealized appreciation on investments	12,549,989
Total Net Assets	$143,192,834

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net Assets	$26,757,513
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,530,446
Net asset value and redemption price per share	$17.48
Maximum offering price per share	$18.50

CLASS C:
Net Assets	$28,335,368
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,786,394
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$15.86

ADVISER CLASS:
Net Assets	$88,099,953
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	5,006,310
Net asset value, offering and redemption price per share	$17.60

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statement of Operations

For the Six Months Ended
December 31, 2017
(Unaudited)
Investment Income:
Dividend income	$728,779
Interest income	56,228
Total investment income	785,007

Expenses:
Investment management fee (See Note 5)	722,216
Distribution expense – Class A (See Note 6)	35,888
Distribution expense – Class C (See Note 6)	156,256
Transfer agent fees and expenses	91,618
Administration fee	50,463
Federal and state registration	28,010
Professional fees	27,780
Accounting costs	23,829
Trustees’ fees and expenses	22,110
Custody fees	9,276
Reports to shareholders	8,078
Other	7,244
Total expenses	1,182,768
Expense waiver by Investment Manager (See Note 5)	(15,633)
Net expenses	1,167,135
Net investment loss	(382,128)

Realized and Unrealized Gain on Investments:
Realized gain on investments	711,922
Change in unrealized appreciation/depreciation on investments	4,010,891
Net realized and unrealized gain on investments	4,722,813
Net Increase in Net Assets Resulting from Operations	$4,340,685

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2017	Year Ended
	(Unaudited)	June 30, 2017
Operations:
Net investment loss	$(382,128)	$(838,516)
Net realized gain on investments	711,922	2,562,887
Change in unrealized appreciation/depreciation on investments	4,010,891	30,262,187
Net increase in net assets resulting from operations	4,340,685	31,986,558

Net decrease in net assets resulting from
Fund share transactions (See Note 7)	(14,616,230)	(21,028,941)

Total Increase (Decrease) in Net Assets	(10,275,545)	10,957,617

Net Assets:
Beginning of period	153,468,379	142,510,762
End of period	$143,192,834	$153,468,379
Accumulated net investment loss	$(849,864)	$(467,736)

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the
	Six Months		For the	For the	For the	For the	For the
	Ended		Year	Year	Year	Year	Year
	Dec. 31,		Ended	Ended	Ended	Ended	Ended
	2017		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2017	2016	2015	2014	2013
Net Asset Value –
Beginning of Period	$16.90		$13.61	$17.71	$18.34	$15.35	$11.60
Investment Operations:
Net investment loss(1)	(0.04)		(0.08)	(0.05)	(0.11)	(0.12)	(0.09)
Net realized and unrealized
gain (loss) on investments	0.62		3.37	(2.63)	1.35	4.06	3.84
Total from investment operations	0.58		3.29	(2.68)	1.24	3.94	3.75
Distributions from net
realized gain on investments	—		—	(1.42)	(1.87)	(0.95)	—
Net Asset Value –
End of Period	$17.48		$16.90	$13.61	$17.71	$18.34	$15.35
Total Return++	3.43	%*	24.17%	(15.31)%	7.19%	26.25%	32.33%
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or recoupment	1.62	%**	1.61%	1.70%	1.59%	1.60%	1.76%
After expense waiver and/or recoupment	1.60	%**	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment loss:
Before expense waiver and/or recoupment	(0.53	)%**	(0.51)%	(0.41)%	(0.60)%	(0.69)%	(0.80)%
After expense waiver and/or recoupment	(0.51	)%**	(0.50)%	(0.31)%	(0.61)%	(0.69)%	(0.64)%
Portfolio turnover rate(2)	30.09	%*	64.90%	58.24%	51.68%	60.25%	39.95%
Net assets at end of
period (000 omitted)	$26,758		$31,537	$46,225	$127,928	$87,456	$42,158

++	Total Returns do not reflect any sales charge for Class A Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the
	Six Months		For the	For the	For the	For the	For the
	Ended		Year	Year	Year	Year	Year
	Dec. 31,		Ended	Ended	Ended	Ended	Ended
	2017		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2017	2016	2015	2014	2013
Net Asset Value –
Beginning of Period	$15.39		$12.49	$16.50	$17.33	$14.66	$11.16
Investment Operations:
Net investment loss(1)	(0.10)		(0.18)	(0.14)	(0.23)	(0.23)	(0.18)
Net realized and unrealized
gain (loss) on investments	0.57		3.08	(2.45)	1.27	3.85	3.68
Total from investment operations	0.47		2.90	(2.59)	1.04	3.62	3.50
Distributions from net
realized gain on investments	—		—	(1.42)	(1.87)	(0.95)	—
Net Asset Value –
End of Period	$15.86		$15.39	$12.49	$16.50	$17.33	$14.66
Total Return++	3.05	%*	23.22%	(15.92)%	6.41%	25.28%	31.36%
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or recoupment	2.37	%**	2.36%	2.45%	2.34%	2.35%	2.51%
After expense waiver and/or recoupment	2.35	%**	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss:
Before expense waiver and/or recoupment	(1.28	)%**	(1.26)%	(1.15)%	(1.35)%	(1.44)%	(1.55)%
After expense waiver and/or recoupment	(1.26	)%**	(1.25)%	(1.05)%	(1.36)%	(1.44)%	(1.39)%
Portfolio turnover rate(2)	30.09	%*	64.90%	58.24%	51.68%	60.25%	39.95%
Net assets at end of
period (000 omitted)	$28,335		$35,107	$36,127	$46,193	$26,367	$13,286

++	Total Returns do not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Adviser Class

	For the
	Six Months		For the	For the
	Ended		Year	Year
	Dec. 31,		Ended	Ended	May 11, 2015(1)
	2017		June 30,	June 30,	Through
	(Unaudited)		2017	2016	June 30, 2015
Net Asset Value – Beginning of Period	$16.99		$13.65	$17.72	$18.47
Investment Operations:
Net investment loss(2)	(0.02)		(0.04)	(0.01)	(0.00)
Net realized and unrealized
gain (loss) on investments	0.63		3.38	(2.64)	(0.75)
Total from investment operations	0.61		3.34	(2.65)	(0.75)
Distributions from net realized
gain on investments	—		—	(1.42)	—
Net Asset Value – End of Period	$17.60		$16.99	$13.65	$17.72
Total Return	3.59	%*	24.47%	(15.11)%	(4.06	)%*
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or recoupment	1.37	%**	1.36%	1.45%	1.31	%**
After expense waiver and/or recoupment	1.35	%**	1.35%	1.35%	1.35	%**
Ratio of net investment loss:
Before expense waiver and/or recoupment	(0.28	)%**	(0.26)%	(0.16)%	(0.10	)%**
After expense waiver and/or recoupment	(0.26	)%**	(0.25)%	(0.06)%	(0.14	)%**
Portfolio turnover rate(3)	30.09	%*	64.90%	58.24%	51.68	%*
Net assets at end of period (000 omitted)	$88,100		$86,824	$60,159	$51,738

*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements (Unaudited)

1
Description of the Funds  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series, the Olstein All Cap Value Fund (“All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively, the “Funds”).  Each Fund is a diversified investment management company.  The primary investment objective of each Fund is long-term capital appreciation with a secondary objective of income.  The Funds are Investment Companies and therefore follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The All Cap Value Fund commenced investment operations on September 21, 1995, and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and were subject to expenses pursuant to the Distribution and Shareholder Servicing Plan for the Adviser Class shares described in Note 6 through October 30, 2013 (at which time the Plan was eliminated).  The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus and expenses pursuant to the Distribution and Shareholder Servicing Plan for the Class C shares described in Note 6.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Distribution and Shareholder Servicing Plans described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original pur-

THE OLSTEIN FUNDS

chase price or the value of such shares at the time of redemption.  The Strategic Fund began offering a third class of shares, Adviser Class shares, on April 28, 2015, which were initially sold on May 11, 2015.

2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

Security Valuation.  The Funds’ equity securities, except securities reported on the NASDAQ NMS or Small Cap exchanges, are valued at their fair value as determined by their last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ NMS or Small Cap exchanges are valued at the NASDAQ Official Closing Price (“NOCP”).  Lacking any sales, the security is valued at the mean between the closing bid and ask prices.  The value of securities for which no quotations are readily available is determined in good faith by, or under procedures approved by, the Board of Trustees (the “Board”).  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds use independent pricing services to assist in pricing portfolio securities.  Redeemable securities issued by open-end investment companies, including money market funds, and held by a Fund are valued on any given business day using the respective NAVs of such companies for purchase and/or redemption orders placed on that day.

The Trust has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources, and “unobserv-

THE OLSTEIN FUNDS

able inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below.

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Equity
Consumer Discretionary	$133,604,824	$—	$—	$133,604,824
Information Technology	155,243,093	—	—	155,243,093
Financials	113,703,919	—	—	113,703,919
Industrials	90,707,099	—	—	90,707,099
Health Care	77,078,431	—	—	77,078,431
Consumer Staples	51,274,710	—	—	51,274,710
Materials	23,775,528	—	—	23,775,528
Energy	6,268,140	—	—	6,268,140
Total Equity	651,655,744	—	—	651,655,744
Short-Term Investment	49,720,393	—	—	49,720,393
Total Investments in Securities	$701,376,137	$—	$—	$701,376,137

THE OLSTEIN FUNDS

	Level 1	Level 2	Level 3	Total
Strategic Fund
Equity
Industrials	$36,914,262	$—	$—	$36,914,262
Consumer Discretionary	27,599,947	—	—	27,599,947
Health Care	18,215,246	—	—	18,215,246
Financials	17,871,610	—	—	17,871,610
Information Technology	16,643,985	—	—	16,643,985
Materials	10,063,683	—	—	10,063,683
Total Equity	127,308,733	—	—	127,308,733
Short-Term Investment	14,920,742	—	—	14,920,742
Total Investments in Securities	$142,229,475	$—	$—	$142,229,475

There were no transfers between levels during the reporting period, as compared to their classification from the most recent annual report.  It is the Funds’ policy to recognize transfers at the end of the reporting period.

Subsequent Events.  In preparing these financial statements, the Trust has evaluated events after December 31, 2017 through the date the financial statements were issued, and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

Distributions to Shareholders.  Generally, distributions are declared and paid at least annually.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

Use of Estimates in the Preparation of Financial Statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management

THE OLSTEIN FUNDS

to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other.  Investment security transactions are accounted for on a trade date basis.  The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

Expenses.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.  Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis deemed fair and equitable by the Trustees.

Accounting Pronouncements.  In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies.  In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the final rules was August 1, 2017. These updates have no impact on the Funds’ net assets or results of operations.

3	Purchases and Sales of Investment Securities During the six months ended December 31, 2017, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
All Cap Value Fund	$162,030,432	$195,637,514
Strategic Fund	$40,051,817	$62,340,373

THE OLSTEIN FUNDS

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.
4	Tax Information At June 30, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

	All Cap	Strategic
	Value Fund	Fund
Cost of Investments	$624,151,925	$145,888,793
Gross unrealized appreciation	$91,599,689	$15,345,147
Gross unrealized depreciation	(18,432,829)	(7,394,161)
Net unrealized appreciation	$73,166,860	$7,950,986
Undistributed ordinary income	—	—
Undistributed long-term capital gain	28,760,618	—
Total distributable earnings	$28,760,618	$—
Other accumulated losses	$(1,990,517)	$(9,899,392)
Total accumulated gains (losses)	$99,936,961	$(1,948,406)

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales for the All Cap Value Fund and the Strategic Fund.
At June 30, 2017, the accumulated capital loss carryforwards were as follows:

	All Cap	Strategic
	Value Fund	Fund
Unexpiring Losses	$—	$5,587,218	ST
		3,844,438	LT
$9,431,656

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.
At June 30, 2017, the Funds deferred, on a tax basis, ordinary late-year losses of:

Ordinary
Late Year Loss
All Cap Value Fund	$1,990,517
Strategic Fund	$467,736

THE OLSTEIN FUNDS

The tax components of dividends paid by the Funds during the periods ended December 31, 2017 and June 30, 2017 were as follows:

	Six Months Ended	Year Ended
All Cap Value Fund	December 31, 2017	June 30, 2017
Long-Term Capital Gain	$38,380,579	$1,415,415
Strategic Fund
Long-Term Capital Gain	$—	$—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2017.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations as a result of open tax years.  Tax years that remain open to examination by major tax jurisdictions include tax years ended June 30, 2014 through June 30, 2017. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of and for the year ended June 30, 2017.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

5
Investment Management Fee and Other Agreements  The Funds employ Olstein as the investment manager.  Pursuant to investment management agreements with the Funds, the Investment Manager selects investments and supervises the assets of the Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% for the first $1 billion, 0.95% for $1 billion to $1.5 billion, 0.90% for $1.5 billion to $2 billion, 0.85% for $2 billion to $2.5 billion, 0.80% for $2.5 billion to $3 billion and 0.75% for over $3 billion of the All Cap Value Fund’s average daily net assets and 1.00% of the Strategic Fund’s average daily net assets.  For the six months ended December 31, 2017, the All

THE OLSTEIN FUNDS

Cap Value Fund incurred investment management fees of $3,451,227, with $594,369 payable to the Investment Manager as of December 31, 2017.  For the same period, the Strategic Fund incurred management fees of $722,216, with $130,165 net payable to the Investment Manager as of December 31, 2017.  The Investment Manager receivables and payables are settled monthly.  The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund to 1.35%, exclusive of 12b-1 and shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses.  This agreement remains in effect until at least October 28, 2018.  The Investment Manager may seek reimbursement of its waived fees and expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses exclusive of 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, taxes, interest, and non-routine expenses to exceed the expense cap as then may be in effect or the expense cap in place at the time of the fee waiver.

Strategic Fund
Reimbursed/Absorbed Expenses Subject to Recovery by Investment Manager Until:
2018	$45,303
2019	123,069
2020	19,127
Total	$187,499

Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6
Distribution and Shareholder Servicing Plans  Olstein has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1998 to reflect the additional class and further amended and restated effective October 1, 2007), under which Olstein acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-1 Plans may compensate Olstein or others for the activities in the promotion and distribution of each Fund’s shares and for shareholder

THE OLSTEIN FUNDS

servicing.  The total amount that the All Cap Value Fund will pay under the 12b-1 Plans for the Class C shares is 1.00% per annum of the Fund’s average daily net assets of Class C shares.  For the six months ended December 31, 2017, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plan were $2,441,139 for Class C shares.  The total amount that the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%, respectively, per annum of the Fund’s average daily net assets of Class A and Class C shares, respectively.  For the six months ended December 31, 2017, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $35,888 for Class A shares and $156,256 for Class C shares.  For the six months ended December 31, 2017, Olstein retained $1,355 from sales charges on the Strategic Fund Class A shares.  During the six months ended December 31, 2017, Olstein received contingent deferred sales charges from redeeming shareholders in the amounts of $1,273 and $239 for the All Cap Value Fund and the Strategic Fund, respectively.  The Adviser Class shares of the Funds do not have a 12b-1 Plan.

During the six months ended December 31, 2017, the All Cap Value Fund and the Strategic Fund paid no brokerage commissions to affiliated broker-dealers in connection with purchases and sales of investment securities.

7
Fund Shares  At December 31, 2017, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

All Cap Value Fund
	Six Months Ended		Year Ended
	December 31, 2017		June 30, 2017
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	158,328	$3,151,854	362,401	$6,737,217
Shares issued to shareholders in
reinvestment of distributions	1,300,320	25,629,316	54,245	1,025,764
Shares redeemed	(1,796,441)	(36,004,399)	(3,394,708)	(63,200,847)
Net decrease	(337,793)	$(7,223,229)	(2,978,062)	$(55,437,866)

Shares Outstanding:
Beginning of period	24,798,059		27,776,121
End of period	24,460,266		24,798,059

THE OLSTEIN FUNDS

	Six Months Ended		Year Ended
	December 31, 2017		June 30, 2017
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	655,980	$16,113,097	1,005,719	$22,838,529
Shares issued to shareholders in
reinvestment of distributions	393,823	9,609,284	13,882	318,167
Shares redeemed	(654,956)	(16,028,964)	(1,082,463)	(24,199,014)
Net increase (decrease)	394,847	$9,693,417	(62,862)	$(1,042,318)

Shares Outstanding:
Beginning of period	8,200,084		8,262,946
End of period	8,594,931		8,200,084
Total Net Increase (Decrease)		$2,470,188		$(56,480,184)

Strategic Fund
	Six Months Ended		Year Ended
	December 31, 2017		June 30, 2017
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares sold	64,128	$1,070,388	188,646	$3,064,924
Shares redeemed	(399,969)	(6,621,715)	(1,719,389)	(26,908,754)
Net decrease	(335,841)	$(5,551,327)	(1,530,743)	$(23,843,830)

Shares Outstanding:
Beginning of period	1,866,287		3,397,030
End of period	1,530,446		1,866,287

	Six Months Ended		Year Ended
	December 31, 2017		June 30, 2017
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	39,084	$597,440	206,305	$2,968,329
Shares redeemed	(534,006)	(8,077,926)	(818,535)	(11,702,232)
Net increase (decrease)	(494,922)	$(7,480,486)	(612,230)	$(8,733,903)

Shares Outstanding:
Beginning of period	2,281,316		2,893,546
End of period	1,786,394		2,281,316

THE OLSTEIN FUNDS

	Year Ended		Year Ended
	December 31, 2017		June 30, 2017
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	659,137	$11,056,731	1,802,624	$28,969,800
Shares redeemed	(763,866)	(12,641,148)	(1,100,388)	(17,421,008)
Net increase	(104,729)	$(1,584,417)	702,236	$11,548,792

Shares Outstanding:
Beginning of period	5,111,039		4,408,803
End of period	5,006,310		5,111,039
Total Net Decrease		$(14,616,230)		$(21,028,941)

8
Line of Credit  The All Cap Value Fund and the Strategic Fund have lines of credit of $50 million and $20 million, respectively, with U.S. Bank, N.A. (the “Bank”), which mature on May 15, 2018, to be used for liquidity purposes, subject to certain restrictions and covenants. To the extent that the line is utilized, it will be collateralized by securities in the Funds’ portfolios. The interest rate on any borrowings is the Bank’s announced prime rate, which was 4.50% on December 31, 2017.

During the six months ended December 31, 2017, the Funds did not draw upon the lines of credit.
9
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by: (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfo@sec.gov.

APPROVAL OF INVESTMENT ADVISORY
CONTRACTS FOR THE OLSTEIN FUNDS

At a meeting held on September 27, 2017, the Board of Trustees of The Olstein Funds renewed, for an additional year, the investment management agreements under which Olstein Capital Management, L.P. (“the Adviser”) manages the Olstein All Cap Value Fund (“All Cap Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”).  The renewals were approved by the full Board, as well as by the Trustees who are not “interested

THE OLSTEIN FUNDS

persons”(as such term is defined in the Investment Company Act of 1940, as amended) of The Olstein Funds and who are not parties to the investment management agreement or interested persons of any such party (“Independent Trustees”).  As part of the process of evaluating the renewal of the proposed investment management agreements, the Trustees considered information furnished throughout the year at regular Board meetings, as well as information that they specifically requested in connection with the proposed renewal.  Such information included reports on each Fund’s investment performance, fees and expenses, portfolio composition, sales and redemptions along with related information about the scope and quality of services provided by the Adviser and periodic reports relating to portfolio management and compliance with each Fund’s investment policies and restrictions.  The information specifically requested by the Board in connection with the proposed renewal included special reports based on information prepared by an independent third party comparing each Fund’s investment performance with relevant benchmark indices and with that of other comparable mutual funds, and comparing each Fund’s management fee and overall expense levels with those of other comparable mutual funds.

The Independent Trustees reviewed and discussed the materials provided by Fund management in connection with the proposed renewal of the Management Agreements with respect to the Funds.  In reviewing the Management Agreements, the Independent Trustees considered a memorandum provided by their independent legal counsel which set forth the Independent Trustees’ obligations under the 1940 Act, and they discussed the factors identified by such memorandum in determining whether to renew the Management Agreements.

In particular, to determine whether to renew the Management Agreements, the Independent Trustees considered the following factors:  (1) the nature and quality of the services provided to the Funds by the Adviser; (2) each Fund’s performance compared to its respective benchmark index or indices and to the performance of comparable funds; (3) information obtained by them during their periodic meetings with the Adviser’s portfolio managers and other staff members which allowed the Independent Trustees to judge the competence of the Adviser’s personnel, to determine their respective responsibilities, and to evaluate their capabilities; (4) fees and expenses incurred by the Funds and their shareholders; (5) economies of scale in relation to the fee schedule payable by the Funds; (6)  the Adviser’s costs for providing the services to the Funds and the profitability of the Funds’ business to the Adviser; and (7) an

THE OLSTEIN FUNDS

evaluation of soft dollar benefits and any other benefits received by the Adviser as a result of the relationship between the Funds and the Adviser.

In reviewing the nature and quality of services provided by the Adviser, the Independent Trustees recognized that the Olstein investment philosophy and the techniques by which the Adviser determines “private equity market valuation” and assesses a company’s “quality of earnings” represent an unusual investment expertise and a dedication to detailed financial statement analysis not believed to be common among other investment management organizations.  The Independent Trustees believed that this investment philosophy and the foregoing techniques have had a positive effect on the Adviser’s ability to estimate company valuations which, in turn, have helped the Adviser to determine advantageous times to purchase or sell the securities of such companies as evidenced by the performance record of the All Cap Fund since inception. The Independent Trustees recognized that Robert A. Olstein, the Adviser’s founder and Chief Investment Officer, is a well-known investment expert in the financial community who is recognized for his investment insights and experience in “looking behind the numbers” on financial statements.  Nonetheless, the Independent Trustees noted that Mr. Olstein is only one of seven investment professionals (including Eric Heyman, the Co-Portfolio Manager of the Funds) who work on the Funds.  Accordingly, the Independent Trustees acknowledged that the Adviser devotes significant financial and managerial resources to the Funds.

The Independent Trustees also acknowledged that the Adviser provides “important ancillary services” to the Funds, such as providing: (i) support and compensation to key officers; (ii) vendor oversight; (iii) interaction with legal counsel and trustees; (iv) regulatory compliance services; (v) assistance to the selling dealer group with respect to broker presentations and conference calls; (vi) marketing material preparation and distribution; (vii) compilation and maintenance of relevant performance data; (viii) media relations; (ix) maintenance of the Funds’ website; and (x) payment of revenue sharing and other related fees to financial intermediaries and others out of the Adviser’s own resources.  In connection with these ancillary services, the Independent Trustees noted that the Adviser provides extensive monitoring and due diligence of key service providers.  The Independent Trustees agreed that they were very satisfied with the nature and quality of the services provided by the Adviser.

Because of the importance of investment performance to Fund shareholders, the Independent Trustees examined with some care the Funds’ performance against indices and against the investment performance of an appropriate peer group for

THE OLSTEIN FUNDS

each Fund.  First, the Independent Trustees observed that, as of June 30, 2017, the Class C shares of the All Cap Fund had returned an average of 10.16% per year since inception, which was an exceptionally good achievement.  Then the Independent Trustees reviewed the performance of the All Cap Fund compared to the S&P 500® Index and the Russell 3000® Index, the two indices selected by the Adviser as appropriate benchmarks.  The All Cap Fund Class C shares and Adviser Class shares outperformed both indices as of June 30, 2017 for the one-year time period and also for the time period “since inception.”  However, both share classes underperformed the two indices for all other time periods.  The Independent Trustees observed that the comparison with indices understated the performance results of the All Cap Fund shares because such performance results were net of fees, whereas the indices incur no fees.

The Independent Trustees also examined the performance of the All Cap Fund shares compared to the performance of a peer group selected by Broadridge/Lipper composed of all domestic equity funds with between $100 million and $1 billion in net assets.  The All Cap Fund shares were in the following quartiles of performance among this peer group for the most recent one-year, three-year, five-year, ten-year and fifteen-year time periods as of June 30, 2017 (1st quartile is best; 4th quartile is worst):

Share Class	1 Year	3 Year	5 Year	10 Year	15 Year
Class C	2	3	3	4	4
Adviser Class	2	2	2	4	4

The Adviser Class share performance results were slightly better than those for the Class C shares due to a lower cost structure for the Adviser Class shares.

The Independent Trustees also examined the All Cap Fund’s performance against a peer group (Large-Cap Blend) selected by Morningstar® because Morningstar® rankings are frequently consulted by financial advisers in deciding which mutual funds to recommend to their clients.  Because the peer group selected by Morningstar® was not the same as the one selected by Broadridge/Lipper, the comparative results, although similar, were not identical.  As against the Morningstar® peer group, the All Cap Fund shares were in the following quartiles of performance among this peer group for the most recent one-year, three-year, five-year, ten-year and fifteen-year time periods as of June 30, 2017 (1st quartile is best; 4th quartile is worst):

Share Class	1 Year	3 Year	5 Year	10 Year	15 Year
Class C	3	4	4	4	4
Adviser Class	3	3	3	4	4

THE OLSTEIN FUNDS

From the foregoing comparisons, the Independent Trustees observed that the relative investment performance results for the All Cap Fund were around median for the most recent one-year time period and continued to be extremely strong for the “since inception” time period, but were below median for the other time periods examined.  However, the Independent Trustees observed that the Fund’s underperformance was offset in part by the lower risks taken by the Adviser in making Fund investments, relative to the risks reflected in the relevant indices.  At June 30, 2017, according to information provided by the Adviser, the All Cap Fund since inception reflected lower risk as measured by the Sharpe and Sortino Ratios than was true for its benchmark indices.

Based on the foregoing factors, the Independent Trustees found that the one-year and “since inception” performance results of the All Cap Value Fund were good and were all the more impressive for having been achieved with lower risk as measured by the Sharpe and Sortino Ratios than was true for the indices.  Nonetheless, the Fund’s medium-term performance was below median, and the Independent Trustees desired to see improvement in the future in these time periods.  Significantly, the Independent Trustees continued to be impressed with the Adviser’s dedication to its investment management style and practice to which it has adhered with great conviction since inception.

The Independent Trustees then addressed the Strategic Fund.  First, the Independent Trustees reviewed the performance of the Strategic Fund through June 30, 2017 compared to the S&P 500® Index and Russell 2500® Index, the two indices selected by the Adviser as appropriate benchmarks.  All shares of the Strategic Fund had outperformed both indices for the one-year time period but had underperformed the S&P 500® Index and the Russell 2500® Index for all other time periods since inception.  As in the case of the All Cap Fund, however, the Independent Trustees observed that this comparison understated the performance results of the Strategic Fund shares because such performance results were net of fees, whereas the indices incur no fees.  Moreover, as was true with respect to the All Cap Fund, they also found that the underperformance of the Strategic Fund was offset in part by the lower risks taken by the Adviser relative to relevant indices because the Sharpe Ratio and Sortino Ratio of the Strategic Fund compared favorably to those of the indices, according to information provided by the Adviser.  Finally, the Independent Trustees were encouraged by the extraordinarily strong performance of the Strategic Fund in the one-year period ended June 30, 2017.

The Independent Trustees also reviewed the performance through June 30, 2017 of the Strategic Fund shares compared to a Broadridge/Lipper peer group

THE OLSTEIN FUNDS

composed of all small capitalization core funds with between $50 million and $350 million in net assets.  The Strategic Fund shares were in the following quartiles of performance among this peer group for the most recent one-year, three-year, five-year, and ten-year time periods (1st quartile is best; 4th quartile is worst):

Share Class	1 Year	3 Year	5 Year	10 Year
Class A	1	3	2	2
Class C	1	4	2	3
Adviser Class	1	N.A.	N.A.	N.A.

The Independent Trustees also examined the Strategic Fund against a peer group (Small Cap Blend) selected by Morningstar® because Morningstar® rankings are frequently consulted by financial advisers in deciding which mutual funds to recommend to their clients.  Because the peer group selected by Morningstar® was not the same as the one selected by Broadridge/Lipper, the comparative results, although similar, were not identical.  As against the Morningstar® peer group, the Strategic Fund shares were in the following quartiles of performance among this peer group for the most recent one-year, three-year, five-year, and ten-year time periods (1st quartile is best; 4th quartile is worst):

Share Class	1 Year	3 Year	5 Year	10 Year
Class A	3	4	2	2
Class C	3	4	3	3
Adviser Class	3	N.A.	N.A.	N.A.

On balance, the Independent Trustees found the performance of the Strategic Fund to be mixed, although slightly below median.

Based on the foregoing factors, the Independent Trustees found that the most recent year’s investment performance results for the Strategic Fund as of June 30, 2017 were excellent and were all the more impressive for having been achieved with lower risk as measured by the Sharpe and Sortino Ratios than was true for the indices.  Nonetheless, the Fund’s investment performance for other time periods was below median, and the Independent Trustees desired to see improvement in the future.  The Independent Trustees continued to place great faith in the Adviser’s dedication to its investment management style and practice to which it has adhered with great conviction since beginning its advisory business almost a quarter century earlier.

THE OLSTEIN FUNDS

The Independent Trustees then considered the Funds’ costs.  Prior to the meeting of the Funds’ Board of Directors, the Independent Trustees had reviewed a comparison of expenses and investment advisory fees provided by the Adviser which showed that the All Cap Fund’s total expense ratios (Class C: 2.25%/Adviser Class: 1.250%) were in the highest and second-highest quartile, respectively, of such Fund’s Broadridge/Lipper category (all domestic equity funds between $100 million and $1 billion in net assets).  By comparison, the Broadridge/Lipper average expense ratio was 1.236% and the Broadridge/Lipper median expense ratio was 1.140%.

The Independent Trustees also noted that the All Cap Fund’s advisory fee rate was in the highest quartile of its Broadridge/Lipper category.  The Adviser told the Independent Trustees that it had no current plans to cap expenses or to waive any fee for the All Cap Fund.

The Independent Trustees acknowledged that the total expense ratios and advisory fee rate was high relative to those of many other funds.  However, they noted that a contributing factor to the expense ratio for the Class C shares was the high Rule 12b-1 fee which management believed that the All Cap Fund had to charge to get competitive distribution opportunities.  The Independent Trustees believed that such Rule 12b-1 fees helped shareholders in the long run.  Apropos of this observation, the Independent Trustees noted that the expense ratio for the Adviser Class shares was virtually at the Broadridge/Lipper average expense ratio due to the absence of a Rule 12b-1 fee for such class and was more comparable to the expense ratios of other funds without Class C shares.

The Independent Trustees also noted that the Adviser’s investment discipline relied heavily on company research and financial statement analysis to identify prospective purchases and sales of securities.  The Independent Trustees acknowledged that these activities are labor-intensive and that the Adviser’s approach required it to maintain a large staff of analysts and, therefore, to incur higher compensation expense relative to the size of the Funds than would otherwise be the case with a different or less rigorous investment approach.  Accordingly, after further discussion, the Independent Trustees concluded that the management fee was appropriate in light of the nature and high quality of services provided by the Adviser, the excellent one-year and “since inception” investment performance record of the All Cap Fund and the dedication to the announced investment process demonstrated by the Adviser.

THE OLSTEIN FUNDS

Because the Adviser obtains economies of scale with larger amounts of assets under management, the Trustees also examined the current break points in the fee schedule for the All Cap Fund.  The Trustees expressed a hope that shareholders would be able to benefit from such break points if the All Cap Fund could achieve the necessary scale.

The Broadridge/Lipper comparison of expenses and investment advisory fees for the Strategic Fund showed that the total expense ratios, after contractual fee waivers and recoupment of prior waivers (Class C: 2.350%/Class A: 1.600%/Adviser Class: 1.350%), were in the fourth (i.e., the highest) quartile, the fourth quartile, and the third quartile, respectively, of such Fund’s Broadridge/Lipper category (small capitalization core funds with between $50 million and $350 million of net assets).  By comparison, the Broadridge/Lipper average expense ratio was 1.306% and the Broadridge/Lipper median expense ratio was 1.216% for the peer group.  The Independent Trustees noted that the Strategic Fund’s advisory fee was also in the fourth (i.e., the highest) quartile of its Broadridge/Lipper category.  Acknowledging that the fees for the Strategic Fund were above median compared to those of its peers, the Independent Trustees nonetheless believed that the fee was appropriate in light of the nature and high quality of services provided, the expense limitation policy adopted by the Adviser (and the possibility that the expense ratio of the Strategic Fund would decline over time if it continued to grow) and the dedication to the announced investment process demonstrated by the Adviser.

The Independent Trustees also reviewed the Adviser’s audited financial statements for the fiscal year ended December 31, 2016 and the Adviser’s interim financial statements for the six months ended June 30, 2017.  With the assistance of independent legal counsel, the Independent Trustees examined trends in the Adviser’s financial operations during the past nine years and analyzed the Adviser’s profitability for the last five years.

The Independent Trustees observed that the Adviser’s revenues for the twelve months ended December 31, 2016 were down about 18% from revenues in 2015.  They noted that this decrease in revenues was primarily the result of a decrease in assets under management and the corresponding decrease in advisory and Rule 12b-1 fees received by the Adviser.  The Independent Trustees noticed, however, that the Adviser’s profit margin in 2016, although somewhat lower than that for 2015, was nonetheless higher than for any year since 2009 (other than 2015), although the Independent Trustees observed that profit margins for the Adviser were substantially lower than they had been before the

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Great Recession of 2008-09.  To similar affect, the Adviser’s profit margin was significantly below that of the average and mean profit margin of publicly traded investment advisers.  Accordingly, the Independent Trustees concluded that the Adviser was financially sound and able to provide the services needed by the Funds, but that its profit margins were low enough to dispel any belief that the investment management fee created any unreasonable profit.

Several of the Independent Trustees repeated their belief that the nature and high quality of services provided by the Adviser, the integrity of the Adviser, and the excellent “since inception” investment performance of the All Cap Fund warranted an above median fee, and as a result, the Independent Trustees considered the fees and expenses of both Funds to be reasonable.

The Independent Trustees considered the use of “soft dollars” by the Funds and expressed satisfaction with the activities giving rise to such “soft dollars.”  The Adviser told the Independent Trustees that it strives to ensure that each Fund bears an appropriate allocation of soft dollar trades in light of the potential benefits to each Fund resulting from the research and execution services received.  Currently, the Adviser’s “soft dollar” activities consist of (a) an arrangement with Bloomberg Tradebook in which the Adviser engages in certain portfolio trades to obtain published research by Value Line Publishing LLC, (b) a Bloomberg Professional Service Accommodation Policy, pursuant to which the Adviser earns “soft dollar” credits toward the costs of certain Bloomberg services, and (c) various proprietary research products received from brokers other than Bloomberg.

The Independent Trustees considered an analysis of “soft dollar” amounts prepared by their independent legal counsel and noted that the Bloomberg brokerage charges, even with the soft dollar increment, were still as low as or lower than the trading costs imposed by other brokers.  Moreover, the Funds’ Chief Compliance Officer advised the Independent Trustees that the “soft dollar” expenditures and the services received for such expenditures complied with the safe harbor contained in Section 28(e) of the Securities Exchange Act of 1934 and was also consistent with practices in the industry.

The Independent Trustees also considered the fall out or ancillary benefits to the Adviser including the Adviser’s receipt of compensation in connection with its distribution and sales efforts and participation with the Trust in a joint errors and omissions/directors and officers liability insurance.

THE OLSTEIN FUNDS

Based on the foregoing factors, after deliberation, and after considering the long, historical relationship between the Adviser and the Funds, the Independent Trustees concluded that the management fees paid by the All Cap Fund and the Strategic Fund were fair and reasonable in light of the nature and the quality of the services provided by the Adviser, its costs and the Funds’ current and reasonably anticipated asset levels and that the investment advisory agreements for both Funds should be approved and renewed for an additional year.

THE OLSTEIN FUNDS

PRIVACY POLICY

FACTS	WHAT DOES THE OLSTEIN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and employment information
• transaction history and wire transfer instructions
• account balances and checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Olstein Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does The Olstein	Can you limit
personal information	Funds share?	this sharing?
For our everyday business purposes—
such as to process your transactions,
maintain your account(s), respond to	Yes	No
court orders and legal investigations,
or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	No
transactions and experiences
For our affiliates’ everyday
business purposes—	No	We don’t share
information about your creditworthiness
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-799-2113 or go to www.olsteinfunds.com

THE OLSTEIN FUNDS

Who we are
Who is providing	The Olstein Funds
this notice?
What we do
How does The Olstein	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These
Funds protect my	measures include computer safeguards and secured files and buildings.
personal information?
How does The Olstein	We collect your personal information, for example, when you:
Funds collect my	• open an account or give us your contact information
personal information?	• make a wire transfer or seek advice about your investments
• make deposits or withdrawals from your account
Why can’t I limit	Federal law gives you the right to limit only:
all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Olstein Capital Management, L.P.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Olstein Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Olstein Funds doesn’t jointly market.

HOUSEHOLDING NOTICE

In order to reduce expenses, we will deliver a single copy of prospectuses and financial reports to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder in The Olstein Funds.  If you would like to receive individual mailings, please call (800) 799-2113 and you will be sent a separate copy of these materials.

This Privacy Policy is not a part of this Semi-Annual Report.

THE OLSTEIN FUNDS

Olstein	Trustees
All Cap Value Fund	Robert A. Olstein, Chairman
Fred W. Lange
Olstein	John Lohr
Strategic Opportunities Fund	D. Michael Murray
Daniel G. Nelson
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent,
Dividend Paying Agent &
Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7098

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

This report is submitted for the general
information of the shareholders of the
Funds. The report is not authorized for
distribution to prospective investors in the
Funds unless preceded or accompanied
by an effective Prospectus.

The Olstein Funds	Toll Free Telephone
4 Manhattanville Road	800.799.2113
Purchase, NY 10577	www.olsteinfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds

By (Signature and Title)      /s/Robert A. Olstein
Robert A. Olstein, President

Date    March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert A. Olstein
Robert A. Olstein, President

Date    March 8, 2018

By (Signature and Title)      /s/Michael Luper
Michael Luper, Treasurer

Date    March 8, 2018